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                                                                   EXHIBIT 10.24
FIRST AMENDMENT TO COMMERCIAL LEASE

          This First Amendment to Commercial Lease (this "Amendment") is made and entered into as of December 13, 1999, by and between ACLP University Park SA II, L.P., a Texas limited partnership ("Lessor"), and American Telesource International, Inc., a Texas corporation ("Lessee") for the purposes more fully described below.

                               R E C I T A L S:
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          A.  Lessor and Lessee are parties to that certain Commercial Lease
(the "Lease") dated as of April 13, 1999, wherein Lessor leased to Lessee the Premises, as defined in the Lease;

          B.  Lessee and Lessor desire to amend the Lease as provided herein.

                              A G R E E M E N T:
                              -----------------

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby amend the Lease and Lessor and Lessee agree as follows:

          1.   Leased Premises. Lessee and Lessor agree that the Leased Premises
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               shall be relocated from the west end of the Building to the east end of the Building. The relocated space in the east end of the Building shall be the space to the immediate west of and adjacent to the space leased by Globalscape, Inc., as shown on Exhibit "A"
                                                                     -----------
               attached hereto and incorporated herein for all purposes. Additionally, the square footage of the Leased Premises is hereby reduced from 26,250 rentable square feet to 15,050 rentable square feet.

          2.   Commencement Date. The "Commencement Date" of the Lease shall be
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               January 15, 2000.

          3.   Term. The Term of the lease shall remain 102 months from the
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               Commencement Date (i.e., 102 months from January 15, 2000).

          4.   Base Rent. Section 1.04, Base Rent, Security Deposit, is hereby
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               deleted from the Lease and replaced in its entirety as provided below:

               "1.04 Base Rent, Security Deposit. Base Rent is $14,899.50 net per month based upon an assumed 15,050 rentable square footage in the Leased Premises and shall be adjusted by $11.88 per rentable square foot per year based on the recalculation under Section
               1.02 above. Security Deposit is $7,449.75. Base Rent shall be payable as follows and in accordance with Section 2.01 herein:

                              Months 1-6             free
                              Months 7 - 102  $14,899.50"
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          5.   Improvement Allowance. As provided in Section 6.01(c) of the
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               Lease, the Improvement Allowance is $22.00 per rentable square foot, as reduced to 15,050 in paragraph 1 above. Lessee may use up to an additional $3.00 per rentable square foot for Lessee Improvements and such additional amount shall be amortized at a rate of ten percent (10%) per annum as additional rent over the 96 months of the Lease that Base Rent is paid.

          6.   Right of First Refusal. Lessee shall have the right of first
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               refusal for two (2) adjacent bays totaling approximately 8,050 square feet located immediately west of this relocated space, as shown on Exhibit "A". Accordingly, Section 1.07 of the Lease is
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               hereby revised by deleting Exhibit "A" to the lease and replacing it with Exhibit "A" attached to this Amendment.
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          7.   Miscellaneous
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               a. Capitalized Terms.  Terms not otherwise defined herein shall
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                  have the meanings ascribed thereto in the Lease.

               b. Effect of Amendment.  Except to the extent the Lease is
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                  modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

               c. Entire Agreement.  This  Amendment, together with the Lease,
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                  embodies this entire understanding between Lessor and Lessee with respect to its subject matter and can be changed only by an instrument in writing signed by Lessor and Lessee.

               d. Counterparts.  This Amendment may be executed in counterparts,
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                  each of which shall be deemed an original, but all of which, together, shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.


LESSOR:                                      LESSEE:

ACLP UNIVERSITY PARK SA II, L.P.,            AMERICAN TELESOURCE
a Texas limited partnership                  INTERNATIONAL, INC.,
                                             a Texas corporation
By:  ACLP University Park SA II, L.P.,
     a Texas corporation,
     its general partner
                                             By:   ___________________________
                                                   Name  _____________________
                                                   Title:_____________________

     By:   __________________________
           Sue Shelton
           Executive Vice President